                                                                    EXHIBIT 10.4


===============================================================================


                               SECURITY AGREEMENT


                                     among


                         IASIS HEALTHCARE CORPORATION,


                            VARIOUS SUBSIDIARIES OF
                          IASIS HEALTHCARE CORPORATION


                                      and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              as Collateral Agent


                          Dated as of October 15, 1999


===============================================================================

                               TABLE OF CONTENTS

                                                                           Page
ARTICLE I SECURITY INTERESTS.............................................    2
     1.1. Grant of Security Interests....................................    2
     1.2. Power of Attorney..............................................    4

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.............    4
     2.1. Necessary Filings..............................................    4
     2.2. No Liens.......................................................    5
     2.3. Other Financing Statements.....................................    5
     2.4. Chief Executive Office; Records................................    5
     2.5. Location of Inventory and Equipment............................    6
     2.6. Recourse.......................................................    6
     2.7. Trade Names; Change of Name....................................    6

ARTICLE III SPECIAL PROVISIONS CONCERNING RECEIVABLES; CONTRACT
          RIGHTS; INSTRUMENTS............................................    7
     3.1. Additional Representations and Warranties......................    7
     3.2. Maintenance of Records.........................................    7
     3.3. Direction to Account Debtors; Contracting Parties; etc. .......    8
     3.4. Modification of Terms; etc. ...................................    8
     3.5. Collection.....................................................    8
     3.6. Instruments....................................................    9
     3.7. Further Actions................................................    9

ARTICLE IV SPECIAL PROVISIONS CONCERNING TRADEMARKS......................    9
     4.1. Additional Representations and Warranties......................    9
     4.2. Licenses and Assignments.......................................   10
     4.3. Infringements..................................................   10
     4.4. Preservation of Marks..........................................   10
     4.5. Maintenance of Registration....................................   10
     4.6. Future Registered Marks........................................   11
     4.7. Remedies.......................................................   11

ARTICLE V SPECIAL PROVISIONS CONCERNING PATENTS, COPYRIGHTS AND
          TRADE SECRETS..................................................   11
     5.1. Additional Representations and Warranties......................   11
     5.2. Licenses and Assignments.......................................   12
     5.3. Infringements..................................................   12
     5.4. Maintenance of Patents and Copyrights..........................   13

                                      (i)

                                                                           Page
                                                                           ----
      5.5.  Prosecution of Patent or Copyright Applications...............  13
      5.6.  Other Patents and Copyrights..................................  13
      5.7.  Remedies......................................................  13

ARTICLE VI PROVISIONS CONCERNING ALL COLLATERAL...........................  14

      6.1.  Protection of Collateral Agent's Security.....................  14
      6.2.  Warehouse Receipts Non-Negotiable.............................  14
      6.3.  Further Actions...............................................  14
      6.4.  Financing Statements..........................................  14

ARTICLE VII REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT..................  15

      7.1.  Remedies; Obtaining the Collateral Upon Default...............  15
      7.2.  Remedies; Disposition of the Collateral.......................  16
      7.3.  Waiver of Claims..............................................  17
      7.4.  Application of Proceeds.......................................  17
      7.5.  Remedies Cumulative...........................................  19
      7.6.  Discontinuance of Proceedings.................................  20

ARTICLE VIII INDEMNITY....................................................  20

      8.1.  Indemnity.....................................................  20
      8.2.  Indemnity Obligations Secured by Collateral; Survival.........  21

ARTICLE IX DEFINITIONS....................................................  22

ARTICLE X MISCELLANEOUS...................................................  28

     10.1.  Notices.......................................................  28
     10.2.  Waiver; Amendment.............................................  28
     10.3.  Obligations Absolute..........................................  29
     10.4.  Successors and Assigns........................................  29
     10.5.  Headings Descriptive..........................................  30
     10.6.  Governing Law.................................................  30
     10.7.  Assignors' Duties.............................................  30
     10.8.  Termination; Release..........................................  30
     10.9.  Counterparts..................................................  31
     10.10. The Collateral Agent..........................................  31
     10.11. Severability..................................................  31
     10.12. Limited Obligations...........................................  31
     10.13. Additional Assignors..........................................  31
     10.14. Effectiveness.................................................  32


                                      (ii)

     ANNEX A   Schedule of Chief Executive Offices/Record Locations
     ANNEX B   Schedule of Inventory and Equipment Locations
     ANNEX C   Schedule of Trade and Fictitious Names
     ANNEX D   Schedule of Marks and Applications
     ANNEX E   Schedule of Patents and Applications
     ANNEX F   Schedule of Copyrights and Applications
     ANNEX G   Form of Grant of Security Interest in Certain Patents
                 and Trademarks
     ANNEX H   Form of Grant of Security Interest in Certain Copyrights




                                     (iii)

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof, this "Agreement"), among each of the undersigned (each, an "Assignor" and, together with each other entity which becomes a party hereto pursuant to Section 10.13, collectively, the "Assignors") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined in Article IX hereof, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners, Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agents, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement, providing for the extension of credit to the Borrower as contemplated therein;

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to a Subsidiaries Guaranty, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, the "Subsidiaries Guaranty"), each Assignor (other than the Borrower) has, jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement and Other Hedging Agreement;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor will obtain benefits from the incurrence and/or assumption of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;


                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired:

                  (i) each and every Receivable;

                  (ii) all Contracts, together with all Contract Rights arising thereunder;

                  (iii) all Inventory;

                  (iv) the Cash Collateral Account and any other cash collateral account established for such Assignor for the benefit of the Secured Creditors and all moneys, securities and instruments deposited or required to be deposited in such Cash Collateral Account;

                  (v) all Equipment;

                  (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

                  (vii) all Patents and Copyrights and all reissues, renewals and extensions thereof;

                  (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets and Trade Secret Rights;

                  (ix) all insurance policies;

                  (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments of such Assignor (other than the Pledged Securities);

                  (xi) all Permits; and

                  (xii) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

                  (c) Notwithstanding anything to the contrary contained in clauses (a) and (b) above, the security interest created by this Agreement shall not extend to, and the term "Collateral" shall not include any Equipment subject to a purchase money Lien permitted under Section 9.01(iii) or (vii) of the Credit Agreement or a Lien securing Capital Lease Obligations permitted under
Section 9.01(xiv) of the Credit Agreement, in each case to the extent, and only to the extent, that the instrument evidencing the purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, secured by such Lien expressly prohibits any other Lien on such Equipment and only for so long as such purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, remains or remain outstanding and upon the earlier of the termination of such prohibition or the satisfaction of such Indebtedness, such Equipment shall be included in the term "Collateral" without any further action on the part of any Assignor, the Collateral Agent or any other Secured Creditor.

                  (d) Notwithstanding anything to the contrary contained in clauses (a) and (b) above, the security interest created by this Agreement shall not extend to, and the term "Collateral" shall not include (i) any permit, lease or license held by any Assignor that is subject to any agreement which validly prohibits the creation by such Assignor of a security interest in such permit, lease or license, and (ii) any permit, lease or license to the extent that any valid enforceable law or regulation applicable to such permit, lease or license prohibits the creation of a security interest therein; provided, however, that
(A) to the extent permitted under applicable law, the right to receive payments of money under such permits, leases or licenses described in the preceding clauses (i) and (ii) above shall not be excluded from the security interest created hereunder and (B) such rights and property described in the preceding clauses (i) and (ii) above shall be excluded from the Collateral only to the extent and for so long as such agreement (in the case of clause (i)) or such law (in the case of clause (ii)) continues validly to prohibit the creation of such security interest, and upon the expiration of such prohibition, the permits, leases and licenses as to which such prohibition previously applied shall automatically be included in the Collateral, without further action on the part of each Assignor.

                  (e) Notwithstanding anything to the contrary contained in clauses (a) and (b) above, it is acknowledged and agreed that the security interest created hereby shall not extend to (i) the AHP Collateral, to the extent, and only to the extent, that the AHP Security Agreement validly prohibits the grant of such security interest and only for the period that the AHP Security Agreement is in full force and effect and (ii) any Marks, Patents or Copyrights owned by a third Person in which any Assignor has rights of usage thereof to the extent (and only to the extent) the granting of a security interest therein is expressly prohibited by an agreement relating thereto to which such Assignor is a party provided, however, that such Marks, Patents or Copyrights, as the case may be, shall be excluded from the Collateral only to the extent and only for so long as the relevant agreement continues validly to prohibit the creation of such security interest, and upon the expiration of such prohibition, all Marks, Patents or Copyrights, as the case may be, as to which such prohibition previously applied shall automatically be included in the Collateral, without any further action on the part of any Assignor, the Collateral Agent, or any other Secured Creditor.

                  1.2. Power of Attorney. Each Assignor hereby appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. (i) All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or, in the case of Collateral for which it is necessary to file a UCC-1 financing statement or the filing of the Grants of Security Interests set forth in Annexes G and H in order to perfect a security interest in such Collateral, such filings will be accomplished within 10 days following the Initial Borrowing Date (or to the extent such Collateral is acquired after the Initial Borrowing Date, within 10 days following the date of the acquisition of such Collateral)), and (ii) the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes (or, in the case of Collateral referred to in the parenthetical in clause (i) above, upon compliance with the requirements of such parenthetical, will constitute) a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of, or has rights in, all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens and Liens created under this Agreement), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

                  2.3. Other Financing Statements. There is no financing statement evidencing a valid security interest against the Borrower or any of its Subsidiaries (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than (x) as may be filed in connection with Liens permitted pursuant to Section 9.01 of the Credit Agreement and (y) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent pursuant to the terms of the Credit Agreement), and so long as the Total Commitments have not been terminated or any Note or Letter of Credit remains outstanding or any of the Obligations (other than arising from indemnities for which no request has been made) remain unpaid or any Interest Rate Protection Agreement or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as permitted by the Credit Agreement.

                  2.4. Chief Executive Office; Records. The chief executive office of such Assignor is located at the address or addresses indicated on Annex A hereto. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables, Contract Rights and Trade Secret Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables, Contract Rights and Trade Secret Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. Such Assignor shall not establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by such Assignor is located at one of the locations shown on Annex B hereto. Such Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Such Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall take all action as the Collateral Agent may reasonably request to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                  2.6. Recourse. This Agreement is made with full recourse to such Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

                  2.7. Trade Names; Change of Name. Such Assignor does not have or operate in any jurisdiction under, or within the five year period preceding the date of this Agreement previously has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including any names of divisions or operations) except its legal name and such other trade or fictitious names as are listed on Annex C hereto. Such Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this Section 2.7. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name and/or jurisdiction, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.


                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (ii) will be in compliance and will in all material respects conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times and intervals as the Collateral Agent may request. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option and in accordance with applicable law, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may, in accordance with applicable law, enforce collection of any such Receivables or Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor, provided that this sentence shall not apply to Receivables owed to St. Luke's Sub to the extent (and only to the extent) that such action is prohibited by the St. Luke's Lease. Upon the occurrence and during the continuance of an Event of Default, without notice to or assent by any Assignor, the Collateral Agent may apply, in accordance with applicable law, any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in
Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor.

                  3.4. Modification of Terms; etc. At any time when a Noticed Event of Default shall have occurred and be continuing, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. No Assignor shall rescind or cancel any indebtedness evidenced by any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Contract, or interest therein, without the prior written consent of the Collateral Agent, except (i) as permitted by Section 3.5 and (ii) so long as no Default or Event of Default is then in existence, to the extent that the aggregate cost to such Assignor resulting from any such recission, cancellation, modification, adjustment, extension, compromise, settlement or sale is not material to such Assignor. Each Assignor will duly fulfill all material obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or the Contracts, except as permitted by this Section 3.4 and Section 3.5.

                  3.5. Collection. At any time when a Noticed Event of Default shall have occurred and be continuing, each Assignor shall use reasonable efforts to endeavor to cause to be collected from the account debtor named in each of its Receivables or obligor under any

Contract, as and when due (including, without limitation, amounts, services or products which are delinquent, such amounts, services or products to be collected in accordance with generally accepted lawful collection procedures) any and all amounts, services or products owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts, services or products as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts, services or products owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment or exchange, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 10 days notify the Collateral Agent thereof and, upon request by the Collateral Agent, promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

                  3.7. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably request to preserve and protect its security interest in the Collateral.


                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful, sole and exclusive owner of or otherwise has the right to use the Marks listed in Annex D hereto and that said listed Marks constitute all the Marks that such Assignor presently owns or uses in connection with its business (other than immaterial unregistered Marks) and include all Marks registered in the United States Patent and Trademark Office or the equivalent thereof in any foreign country and all unregistered Marks (other than immaterial unregistered Marks) that such Assignor now owns, licenses or uses for products developed by such Assignor in connection with its business. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights in any trademark, service mark or trade name. Each Assignor represents and warrants that it is the beneficial and record owner of all trademark registrations and applications listed in Annex D hereto and designated as "owned" thereon and that said registrations are valid, subsisting and have not been canceled and that such Assignor is not aware of any material third-party claim that any of said registrations is invalid or unenforceable, or that there is any reason that any of said applications will not pass to registration. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Trademarks and Patents in the form of Annex G hereto in the United States Patent and Trademark Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the registered United States Marks covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Trademark and Patents covering all right, title and interest in each registered United States Mark, and the associated goodwill, of such Assignor, and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or secretary of state or equivalent governmental agency of any State of the United States or any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Mark that is material to the business of such Assignor absent prior written approval of the Collateral Agent, except as otherwise permitted by this Agreement or the Credit Agreement.

                  4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, (i) any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any material Mark, or (ii) with respect to any party claiming that such Assignor's use of any material Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, to prosecute, in accordance with reasonable business practices, any Person infringing any material Mark owned by such Assignor.

                  4.4. Preservation of Marks. Each Assignor agrees to use its Marks in interstate or foreign commerce, as the case may be, during the time in which this Agreement is in effect, sufficiently to preserve such Marks as valid and subsisting trademarks or service marks under the laws of the United States or the relevant foreign jurisdiction; provided that no Assignor shall be obligated to preserve any Mark to the extent the Assignor determines, in its reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

                  4.5. Maintenance of Registration. Each Assignor shall, at its own expense and in accordance with reasonable business practices, process all documents required by the Trademark Act of 1946, as amended, 15 U. S. C. SectionSection 1051 et seq. and any foreign equivalent thereof to maintain trademark registrations, including but not limited to affidavits of continued use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its registered Marks pursuant to 15 U. S. C. SectionSection 1058(a), 1059 and 1065 or any foreign equivalent thereof, as applicable, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided that no Assignor shall be obligated to maintain any Mark to the extent such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business.

                  4.6. Future Registered Marks. Within 30 days following the end of each fiscal quarter of the Borrower, the Assignors shall deliver to the Collateral Agent, an updated Annex D listing (as of the end of such fiscal quarter) any and all newly issued Marks (other than immaterial unregistered Marks) not previously listed on such Annex D or any such update. Upon the Collateral Agent's request, the relevant Assignor shall, at such Assignor's expense, deliver to the Collateral Agent an assignment for security in any such newly issued Mark, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same and the goodwill of such Assignor's business symbolized by said Marks and the right to recover for past infringements thereof, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and to record an absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and
(iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark applications therefor in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.


                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of or otherwise has the right to use all (i) Trade Secret Rights of such Assignor,
(ii) rights in the Patents of such Assignor listed in Annex E hereto and that said Patents constitute all the patents and applications for patents that such Assignor now owns or that are otherwise used, pursuant to a license or sublicense, in the conduct of the business of such Assignor and (iii) rights in the Copyrights of such Assignor listed in Annex F hereto, and that such Copyrights constitute all registrations of copyrights and applications for copyright registrations that the Assignor now owns or that are otherwise used, pursuant to a license or sublicense, in the conduct of the business of such Assignor. Each Assignor further represents and warrants that it has the exclusive right (or, in the case of any Patents or Copyrights subject to an agreement which provides such right is non-exclusive, non-exclusive rights), in all material respects, to use and practice under all material Patents and Copyrights that it owns, uses, pursuant to a license or sublicense, or under which it practices and has the exclusive right (or, in the case of Patent subject to an agreement which provides such right is non-exclusive, non-exclusive right), in all material respects, to exclude others from using or practicing under any Patents it owns, uses, pursuant to a license or sublicense, or under which it practices. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights in any Patent or Copyright or that such Assignor has misappropriated any Trade Secrets, Trade Secret Rights or other proprietary information. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Trademarks and Patents in the form of Annex G hereto in the United States Patent and Trademark Office and the recordation of a Grant of Security Interest in United States Copyrights in the form of Annex H hereto in the United States Copyright Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the registered United States Patents and registered United States Copyrights covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute a Grant of Security Interest in registered United States Trademarks and Patents covering all right, title and interest in each registered United States Patent of such Assignor and to record the same, and to execute such a Grant of Security Interest in registered United States Copyrights covering all right, title and interest in each registered United States Copyright of such Assignor and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction or the United States Copyright Office or equivalent governmental agency in any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each registered Patent and registered Copyright of such Assignor, as the case may be, and to record the same.

                  5.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright that is material to the business of such Assignor absent prior written approval of the Collateral Agent, except as otherwise permitted by this Agreement or the Credit Agreement.

                  5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe any of such Assignor's rights in any material Patent or material Copyright or to any claim that the practice of any material Patent or the use of any material Copyright of such Assignor violates any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right of such Assignor or any claim that practice of any material Trade Secret Right of such Assignor violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute, in accordance with reasonable business practices, any Person infringing any material Patent or material Copyright of such Assignor or any Person misappropriating any material Trade Secret Right of such Assignor.

                  5.4. Maintenance of Patents and Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U. S. C. Section 41 and any foreign equivalent thereof to maintain in force rights under each of its Patents, and to apply as permitted pursuant to applicable law for any renewal of each of its Copyrights, in any case absent prior written consent of the Collateral Agent; provided, that, no Assignor shall be obligated to pay any such fees or apply for any such renewal to the extent that such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent or Copyright is no longer necessary or desirable in the conduct of its business.

                  5.5. Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute, in accordance with reasonable business practices, all of its applications for Patents listed in Annex E hereto and for Copyrights listed in Annex F hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, provided that no Assignor shall be obligated to prosecute such application for any such Patent or Copyright to the extent that such Assignor determines, in its reasonable business judgment, that the prosecution of such application for any such Patent or Copyright is no longer necessary or desirable in the conduct of its business.

                  5.6. Other Patents and Copyrights. Within 30 days following the end of each fiscal quarter of the Borrower, Assignors shall deliver to the Collateral Agent updated Annexes E and F listing, as of the end of such fiscal quarter, any and all newly issued or acquired United States Patent or Copyright registrations and any and all newly filed applications for United States Patent or Copyright registrations. Upon the Collateral Agent's reasonable request, the relevant Assignor shall, at such Assignor's expense, deliver to the Collateral Agent an assignment for security as to any such newly issued or acquired Patent or Copyright (or newly filed application therefor), the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and to record an absolute assignment with the applicable agency; (ii) take and use, practice or sell the Patents, Copyrights and Trade Secret Rights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights and/or Trade Secret Rights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the

Patents, Copyrights and Trade Secret Rights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement and the other Credit Documents. Except as otherwise permitted to be retained or expended by the relevant Assignor pursuant to the Credit Agreement, the Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with the Credit Agreement, or after the Obligations have been accelerated or otherwise become due and payable, in accordance with Section 7.4. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Warehouse Receipts Non-Negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

                  6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority (subject to Permitted Liens) perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also, in each case subject to and in accordance with all applicable laws:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent;

                  (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4;

                  (iv) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof in accordance with Section 7.2, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place
                  or places so reasonably designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                  (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

                  7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation to be selected by the Collateral Agent. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make a disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral of such Assignor valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrations or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and such Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall, to the fullest extent permitted under applicable law, operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (or, to the extent the Pledge Agreement, any Mortgage or any other Security Document requires proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee under the Pledge Agreement, the mortgagee under such Mortgage or the collateral agent under such other Security Document), together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing to the Pledgee or the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to
         Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans under the Credit Agreement, all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and
(ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) Except as set forth in Section 7.4(d), all payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (g) It is understood and agreed that each Assignor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral in which it has granted a security interest hereunder and the aggregate amount of its Obligations.

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements or

Other Hedging Agreements or the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as an "Indemnitee," and, collectively, as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses) (for the purposes of this Section 8.1, the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1(a) or (b), each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement or any other Credit Document.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Administrative Agent" shall have the meaning provided in the recitals hereto.

         "Agreement" shall have the meaning provided in the preamble to this Agreement.

         "Assignor" shall have the meaning provided in the preamble to this Agreement.

         "Borrower" shall mean IASIS Healthcare Corporation, a Delaware corporation.

         "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

         "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Class" shall have the meaning provided in Section 10.2 of this Agreement.

         "Co-Book Runner" shall have the meaning set forth in the recitals hereto.

         "Co-Lead Arrangers" shall have the meaning provided in the recitals hereto.

         "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

         "Collateral Agent" shall have the meaning provided in the preamble to this Agreement.

         "Contract Rights" shall mean (i) all rights of an Assignor (including, without limitation, all rights to payment) under each Contract and (ii) any Receivable or any money(ies) due or to become due under any Excluded Contract.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreement or Other Hedging Agreement) to the extent the grant by an Assignor of a security interest pursuant to this Agreement in its right, title and interest in any such contract is not prohibited by such contract (or, if prohibited, the consent of each other party to such grant of a security interest is obtained) and would not give any other party to such contract the right to terminate, or automatically result in the termination of, such other party's obligations thereunder or the Assignor's rights thereunder (those contracts where such grant is so prohibited (and consent not obtained) or resulting in such a right of, or automatic, termination are referred to herein as "Excluded Contracts").

         "Copyrights" shall mean any United States or foreign copyright owned by any Assignor, including any registrations of any Copyright in the United States Copyright Office or the equivalent thereof in any foreign country, other than any country outside the United States where the grant of a security interest would violate such Copyrights, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by any Assignor.

         "Credit Agreement" shall mean the Credit Agreement, dated as of October 15, 1999, among the Borrower, the Lenders, the Co-Lead Arrangers, the Syndication Agent and the Administrative Agent, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein, as the same may be amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower and/or the Subsidiary Guarantors thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments under the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent).

         "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

         "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Documentation Agent" shall have the meaning set forth in the recitals hereto

         "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Credit Document Obligations after the expiration of any applicable grace period.

         "Excluded Contracts" shall have the meaning provided in the definition of Contracts.

         "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York, but excluding those General Intangibles constituting or arising under Excluded Contracts (other than any Receivable or any money(ies) due or to become due under any such Excluded Contract).

         "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

         "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Interest Rate Protection Agreement or Other Hedging Agreement" shall have the meaning provided in the recitals to this Agreement.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

         "Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Lenders" shall have the meaning provided in the recitals to this Agreement.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

         "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any

Assignor, including any registration or application for registration of any trademarks and service marks in the United States Patent and Trademark Office, or the equivalent thereof in any State of the United States or in any foreign country, other than any country outside the United States where the grant of a security interest would violate such Marks and any trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers used by any Assignor in the United States or any foreign country.

         "Noticed Event of Default" shall mean (i) an Event of Default with respect to the Borrower under Section 10.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default".

         "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Assignor owing to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which such Assignor is a party (including all such obligations and indebtedness under any Subsidiaries Guaranty to which such Assignor is a party) and the due performance and compliance by each Assignor with the terms, conditions and agreements of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Assignor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, including, in the case of each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty in respect of Interest Rate Protection Agreements or Other Hedging Agreements, and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in any such Interest Rate Protection Agreement or Other Hedging Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent or the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Assignor referred to in clauses (i), (ii) and (iii) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent or the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         "Other Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by any Assignor, except as to patents or patent applications in any country where the granting of a security interest therein is not permissible under the laws of such country.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations (including certificates of need) of or from any governmental authority or agency.

         "Pledge Agreement" shall have the meaning provided in the Credit Agreement.

         "Pledged Securities" shall mean all Securities under, and as defined in, the Pledge Agreement, which have been pledged by the Assignors pursuant thereto.

         "Pledgee" shall have the meaning provided in the Pledge Agreement.

         "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for, or exchange of, goods sold or leased or services performed or product exchanged by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, barter arrangement, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods or services, the sale or exchange of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and
(h) all other writings related in any way to the foregoing.

         "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

         "Required Secured Creditors" shall mean the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations).

         "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

         "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Secured Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Subsidiaries Guaranty" shall have the meaning provided in the recitals to this Agreement.

         "Syndication Agent" shall have the meaning provided in the recitals to this Agreement.

         "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

         "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secrets it holds or owns.

         "Trade Secrets" means any secretly held engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide, whether written or not written.

                                    ARTICLE X

                                  MISCELLANEOUS

                  10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

                  (a)      if to any Assignor, at:

                           c/o IASIS Healthcare Corporation
                           Suite 101
                           104 Woodmont Boulevard
                           Nashville, TN  37205
                           Attention:  President or General Counsel
                           Tel:  (615) 844-2747
                           Fax:  (615) 846-3006

                  (b)      if to the Collateral Agent:

                           Morgan Guaranty Trust Company of New York
                           c/o J.P. Morgan Services, Inc.
                           500 Stanton Christiana Road
                           Newark, Delaware 19713
                           Attention:  Renee Richmond
                           Telephone No.:  (302) 634-3316
                           Facsimile No.:  (302) 634-4300

                  (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement; and

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly and adversely affected thereby and the Collateral Agent (with the consent of (x) the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) at all times prior to the time at which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated); provided, however, that no such change, waiver, modification or variance shall be made to Section 8 hereof or this Section 10.2 without the consent of each Secured Creditor adversely affected thereby, provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement; (c) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement or any security for any of the Obligations; (d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (e) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; or (f) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; whether or not any Assignor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

                  10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns; provided, that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10.7. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

                  10.8. Termination; Release. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the relevant Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including, without limitation, Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated and all other Obligations (other than those arising from indemnities for which no request has been made) then owing have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than the Borrower or a Subsidiary thereof) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, in connection with a sale or other disposition (including the sale of the capital stock or other equity interests of an Assignor) permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, in accordance with the terms of the Interest Rate Protection Agreements or Other Hedging Agreements, and the proceeds of any such sale or disposition are applied in accordance with the terms of the Credit Agreement or such Interest Rate Protection Agreements or Other Hedging Agreements, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will (i) duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement and/or (ii) execute such releases and discharges in respect of such Collateral as is then being (or has been) so sold, disposed of or released as such Assignor may reasonably request.

                  (c) At any time that the respective Assignor desires that Collateral be released as provided in the foregoing Section 10.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted (or which the Collateral Agent in the absence of gross negligence or willful misconduct believes to be permitted) by this Section 10.8.

                  10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

                  10.10. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 12 of the Credit Agreement.

                  10.11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  10.12. Limited Obligations. It is the desire and intent of each Assignor and the Secured Creditors that this Agreement shall be enforced against each Assignor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that, on and after the execution and delivery of the Subsidiaries Guaranty, the obligations of each Subsidiary Guarantor constituting an Assignor have been limited as provided in the Subsidiaries Guaranty.

                  10.13. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to Section 8.11, 8.13 or 9.14 of the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                  10.14. Effectiveness. This Agreement shall become effective when the Collateral Agent, the Borrower and each Subsidiary of the Borrower whose name appears on the signature pages hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.


                                      * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                      IASIS HEALTHCARE CORPORATION,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      SALT LAKE REGIONAL MEDICAL CENTER, INC., as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      JORDAN VALLEY HOSPITAL, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      ROCKY MOUNTAIN MEDICAL CENTER, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer

                                      PIONEER VALLEY HOSPITAL, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      PIONEER VALLEY HEALTH PLAN, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      CLINICARE OF UTAH, INC., as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      SOUTHRIDGE PLAZA HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      SANDY CITY HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      DAVIS SURGICAL CENTER HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer

                                      MESA GENERAL HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      ST. LUKE'S MEDICAL CENTER, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      HEALTH CHOICE ARIZONA, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      METRO AMBULATORY SURGERY CENTER, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer

                                      BILTMORE SURGERY CENTER, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      PALMS OF PASADENA HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      ODESSA REGIONAL HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      TEMPE ST. LUKE'S HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      MEMORIAL HOSPITAL OF TAMPA, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer

                                      TOWN & COUNTRY HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      SOUTHWEST GENERAL HOSPITAL, LP,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      SSJ ST. PETERSBURG HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      FIRST CHOICE PHYSICIANS NETWORK
                                      HOLDINGS, INC., as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      BAPTIST JOINT VENTURE HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer

                                      BEAUMONT HOSPITAL HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      IASIS HEALTHCARE HOLDINGS, INC.,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


                                      IASIS MANAGEMENT COMPANY,
                                      as an Assignor


                                      By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer


Accepted and Agreed to:

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent, as Assignee


By: /s/ Colleen Galle
   ----------------------------------
   Name: Colleen Galle
   Title: Vice President

                                     BILTMORE SURGERY CENTER, INC.
                                     (ARIZONA CORPORATION), as an Assignor



                                     By: /s/ Wayne Gower
                                       ---------------------------------------
                                       Name: Wayne Gower
                                       Title: President & Chief Executive
                                               Officer

                                     IASIS HEALTHCARE MSO SUB OF SALT
                                     LAKE CITY, LLC, as an Assignor



                                     By: /s/ Wayne Gower
                                         -------------------------------------
                                         Name: Wayne Gower
                                         Title: President & Chief Executive
                                                 Officer